SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)   August 21, 2003
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                          SVB Financial Services, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


         000-22407                                       22-3438058
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(Commission File Number)                    (I.R.S. Employer Identification No.)


70 East Main Street, Somerville, NJ                                      08876
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (908) 541-9500
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM #5 - OTHER EVENTS

     On June 26, 2003, Somerset Valley Bank (the "Bank"), a subsidiary of SVB Financial Services, Inc., executed a contract for sale of real estate with 103 West End Associates, L.P., a New Jersey limited partnership, consisting of among others all but one of the Company's Directors. The contract is for the purchase by the Bank of 103 West End Avenue and the adjacent 117 West End Avenue, Somerville, NJ 08876, which are currently utilized by the Company as its Main Office banking facility.

     The contract was subject to the approval of the New Jersey Department of Banking and Insurance, which must approve all real estate transactions between a State nonmember bank and affiliated persons. The approval dated August 14, 2003 was received by the Bank on August 21, 2003.

     Prior to the signing of the contract, independent real estate appraisals were contracted by both the Management of the Bank and 103 West End Associates, L.P. These were submitted to the Department of Banking and Insurance as part of the application for approval.

ITEM #7 - FINANCIAL STATEMENTS AND EXHIBITS

               99.1 Contract  for Sale of Real  Estate,  dated  June  26,  2003, between 103 West End Associates, L.P. and Somerset Valley Bank.

               99.2 State of New  Jersey  Department  of Banking  and  Insurance
                    Certificate  of  Approval  for  Real  Property   Transaction
                    Involving Affiliated Persons.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 SVB Financial Services, Inc.
                                                            (Registrant)


Date   August 21, 2003                           By /s/ Keith B. McCarthy
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                                                    Keith B. McCarthy
                                                    Principal Accounting Officer